Note 8 - Capitalized Development Cost and Other Long-term Assets - Schedule of Capitalized Development Costs and Other Long-Term Assets (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Dec. 31, 2025	Dec. 31, 2024
Capitalized Development Cost		$ 0	$ 4,775
Long-term prepaid expenses	$ 518	518	518
Total	$ 518	$ 518	$ 5,293